Exhibit 10.2

AMENDMENT NO. 1

to

EMPLOYMENT AGREEMENT

Dated July 5, 2017

by and between

AXIS Specialty U.S. Services, Inc. (the “Company”)

and

Steve K. Arora (the “Executive”)

Dated: October 6, 2020

WHEREAS, the Company and the Executive entered into an employment agreement dated July 5, 2017 (the “Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited (“Holdings”), the Company and the Executive have determined that it is in the best interests of the Company, AXIS Capital Holdings Limited and its shareholders to extend the term of service thereof;

NOW, THEREFORE, the Agreement is hereby amended, effective as of the aforementioned date, as follows:

1.	Section 3(a) of the Agreement (Term of Employment) is hereby amended to replace “the third anniversary of the Commencement Date” in the second line thereof with “January 1, 2024”.

2.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

AXIS SPECIALTY U.S. SERVICES, INC.

By:	/s/ Noreen McMullan
Name:	Noreen McMullan
Title:	Executive Vice President

Accepted and Agreed:

/s/ Steve K. Arora

Steve K. Arora